Cash Flow	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information (Abstract)
Cash Flow (Table Text Block)
12. Cash Flow

On September 30, 2011 the acquisition of Crude was successfully completed (Note 3). As the merger agreement with Crude was a unit for share transaction no cash consideration was paid and thus the following assets and liabilities of Crude acquired in a non-cash transaction are not included into the Partnership's consolidated statement of cash flows for the year ended December 31, 2011.

Crude's Net Assets	As of September 30, 2011
Trade receivables	$8,321
Prepayments and other assets	629
Inventories	9,503
Vessels	351,750
Total assets	370,203
Trade accounts payable	$12,497
Due to related parties	10,457
Accrued liabilities	1,525
Long term debt	134,580
Total liabilities	159,059
Total Net Assets	211,144

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